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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2007
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

PG&E Corporation
One Market, Spear Tower
Suite 2400
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)
(415) 267-7000
(Registrant's telephone number, including area code)

Pacific Gas and Electric Company
77 Beale Street
P.O. Box 770000
San Francisco, California 94177
(Address of principal executive offices) (Zip Code)
(415) 973-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information included in this Current Report on Form 8-K is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.

On November 1, 2007, PG&E Corporation issued the press release attached hereto as Exhibit 99.1 announcing its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (Utility), for the quarter ended September 30, 2007.  Additional supplemental information relating to PG&E Corporation and the Utility is attached as Exhibit 99.2.  Much of this information is derived from PG&E Corporation’s and the Utility’s combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, to be filed by PG&E Corporation and the Utility with the Securities and Exchange Commission (SEC), and should be read in conjunction with such Form 10-Q.  Exhibits 99.1 and 99.2 to this report also will be posted on the “Investors” section of PG&E Corporation’s website at www.pge-corp.com.

In order to provide investors with a measure that reflects the underlying financial performance of the business and offer investors a basis on which to compare performance from one period to another, PG&E Corporation presents results and guidance on an “earnings from operations” basis, which excludes items that, in management’s judgment, are not reflective of the normal course of operations.

Item 7.01 Regulation FD Disclosure

The information included in Exhibit 99.2 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1	PG&E Corporation Press Release Dated November 1, 2007
Exhibit 99.2	Additional Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Linda Y. H. Cheng
Linda Y. H. Cheng Vice President, Corporate Governance and Corporate Secretary

Dated:        November 1, 2007

Exhibit Index

Exhibit 99.1	PG&E Corporation Press Release Dated November 1, 2007
Exhibit 99.2	Additional Supplemental Information